Exhibit 10.6

FIRST AMENDMENT TO THE
REGISTRATION RIGHTS AGREEMENT

       This First Amendment to the Registration Rights Agreement (the "First Amendment") is entered into as of June 25, 2003 by and between US Airways Group, Inc., a Delaware corporation (the "Company"), and ATSB Securities Trust u/a/d March 31, 2003 ("ATSB Trust ") with respect to the following:

       WHEREAS, the Company and ATSB Trust have entered into that certain Registration Rights Agreement, dated as of March 31, 2003 (the "Registration Rights Agreement");

       WHEREAS, the Company has requested that ATSB Trust agree to amend certain provisions regarding the filing and effectiveness of a registration statement pursuant to the Registration Rights Agreement; and

       WHEREAS, the ATSB Trust has agreed to such an amendment.

       NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

1.  Definitions. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Registration Rights Agreement.

2.  Amendments.

(a) Section 1 of the Registration Rights Agreement is hereby amended by amending and restating the definition of "Filing Date" in its entirety to read as follows:

'Filing Date' shall mean October 1, 2003."

(b) Section 1 of the Registration Rights Agreement is hereby amended by amending and restating the definition of "Effectiveness Target Date" in its entirety to read as follows:

"'Effectiveness Target Date' shall mean December 31, 2003."

3.   Reaffirmation. Except as expressly set forth herein, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms and it is hereby ratified and affirmed by each of the parties hereto.

4.   Representation and Warranty. The Company hereby represents and warrants that it has obtained waivers from Retirement Systems of Alabama Holdings LLC, Bank of America, N.A. and General Electric Capital Corporation as set forth in the respective waiver agreements previously provided to ATSB with no additional terms and/or modifications.

5.   Limited Amendment. This First Amendment does not constitute a waiver of the Company's compliance with any provision of the Registration Rights Agreement as amended hereby or any right, power, remedy or privilege inuring to the ATSB Trust under the Registration Rights Agreement as amended hereby or to the Air Transportation Stabilization Board ("ATSB") under that certain Loan Agreement (the "Loan Agreement"), dated as of March 31, 2003, among US Airways, Inc., as Borrower, the Company and the Subsidiary Guarantors from time to time party thereto, as Guarantors, the several Lenders from time to time party thereto, Phoenix American Financial Services, Inc., as Loan Administrator, Bank of America, N.A., as Agent, Bank of America, N.A., as KHFC Administrative Agent, Bank of America, N.A., as Collateral Agent and ATSB, including without limitation, Section 5.17 of the Loan Agreement.

6.   Miscellaneous.

(a) Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

(b) Governing Law. This First Amendment shall be governed by and construed in accordance with federal law, if and to the extent such federal law is applicable and otherwise in accordance with the law of the State of New York, as applied to contracts made and performed within the State of New York without regard to principles of conflicts of law.

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Registration Rights Agreement to be duly executed as of the date first written above.

                                                  US AIRWAYS GROUP, INC.

                                                  By:  /s/ Neal S. Cohen
                                                  Neal S. Cohen
                                                  Executive Vice President-Finance
                                                  and Chief Financial Officer

                                                  ATSB SECURITIES TRUST
                                                   U/A/D MARCH 31, 2003

                                                  By:  /s/ Curtis, Mallet-Prevost, Colt & Mosle LLP, as Trustee
                                                          By: Jeffrey N. Ostrager
                                                  Name: Curtis, Mallet-Prevost, Colt & Mosle LLP, as Trustee
                                                          By: Jeffrey N. Ostrager
                                                  Title: Partner